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                    PROXY -- AMERICAN EAGLE OUTFITTERS, INC.

          The undersigned stockholder of American Eagle Outfitters, Inc. hereby appoints Laura A. Weil, William P. Tait and Dale E. Clifton, or any one of them, as attorneys and proxies with full power of substitution to vote all of the shares of Common Stock of American Eagle Outfitters, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders of American Eagle Outfitters, Inc. to
          be held at 1800 Moler Road on                , January   , 1999, and
          at any adjournment or adjournments thereof as follows:

          1. Approval of the merger of Thorn Hill Acquisition Corp. with and into American Eagle Outfitters, Inc. as described in the accompanying Prospectus/Proxy Statement.

                           [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

          2. In their discretion to vote upon such other matters as may properly come before the meeting.
                                                       (Continued on Other Side)

          (Continued from Other Side)

          IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE MERGER.

                    Please sign and date this Proxy below and return in the enclosed envelope.

                                              Date:                       , 1998
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                                                         (Signature)

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                                                         (Signature)

                                              Signature(s) must agree with the
                                              name(s) printed on this Proxy. If
                                              shares are registered in two
                                              names, both shareholders should
                                              sign this Proxy. If signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              your full title as such.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                   Proxy Card